UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.

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Kayne Anderson Energy Infrastructure Fund, Inc. (NYSE: KYN)

Kayne Anderson NextGen Energy & Infrastructure, Inc. (NYSE: KMF)

March 1, 2021

Dear Fellow Stockholder:

You are cordially invited to attend the virtual combined 2021 Annual Meeting of Stockholders of Kayne Anderson Energy Infrastructure Fund, Inc. and Kayne Anderson NextGen Energy & Infrastructure, Inc. (each a “Company” and collectively, the “Companies”) to be held on April 8, 2021, at 10:00 a.m. Central Time. In light of public health concerns regarding the COVID-19 pandemic, the Annual Meeting will be held in a virtual meeting format only. Stockholders will not be able to attend the meeting in person.

For each Company, you will be asked to (i) elect two directors of the Company, and (ii) ratify PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2021.

Enclosed with this letter are (i) answers to questions you may have about the proposals, (ii) the formal notice of the meeting, (iii) the proxy statement, which gives detailed information about the proposals and why the Board of Directors of each Company recommends that you vote to approve them, and (iv) an actual written proxy for you to sign and return.

If your shares in the Company are held by a financial intermediary (such as a broker-dealer or a bank), you will receive information regarding how to instruct your broker or bank to cast your vote. If you wish to attend and vote at the Annual Meeting, you must first obtain a legal proxy from your financial intermediary reflecting the Company’s name, the number of shares you held as of the Record Date, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Annual Meeting.

If you are a stockholder of record of the Company (shares are held in your name as reflected in the Company’s records), you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. If you are a stockholder of record of the Company, and wish to attend and vote at the Annual Meeting, please send an email including your full name and address to AST at attendameeting@astfinancial.com with “Kayne Anderson virtual meeting” in the subject line. AST will then email you the virtual meeting access information and instructions for voting during the Annual Meeting.

The Annual Meeting will begin promptly at 10:00 a.m. Central Time. Stockholders are encouraged to access the meeting prior to the meeting start time.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. We request that you promptly vote your shares via the internet, telephone, or complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-877-657-3863.

Sincerely,

James C. Baker

Chairman of the Board of Directors,

President and CEO

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.  WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.	This proxy contains the following proposals for each Company:

•	Proposal One — to elect two directors to serve until the Company’s 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

•	Proposal Two — to ratify PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2021.

Q.  HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.	The Board of Directors of each Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.  HOW CAN I VOTE?

A.

Voting is quick and easy. You may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the proxy ballot), or by simply completing and signing the enclosed proxy ballot, and mailing it in the postage-paid envelope included in this package. You may also vote during the meeting if you are able to attend the virtual meeting. However, even if you plan to attend the meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

This information summarizes information that is included in more detail in the proxy statement. We urge you to read the proxy statement carefully.

If you have questions, call 1-877-657-3863.

i

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Kayne Anderson Energy Infrastructure Fund, Inc. Kayne Anderson NextGen Energy & Infrastructure, Inc.

NOTICE IS HEREBY GIVEN that the combined virtual 2021 Annual Meeting of Stockholders of Kayne Anderson Energy Infrastructure Fund, Inc. and Kayne Anderson NextGen Energy & Infrastructure, Inc., each a Maryland corporation (each a “Company” and collectively, the “Companies”), will be held on April 8, 2021, at 10:00 a.m. Central Time for the following purposes:

1.	For both Companies: To elect two directors of the Company to hold office until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and

2.	For both Companies: To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2021.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Stockholders of record as of the close of business on February 12, 2021 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting thereof).

By Order of the Boards of Directors of the Companies,

Jarvis V. Hollingsworth

Secretary

March 1, 2021

Houston, Texas

ii

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

811 Main Street, 14th Floor

Houston, TX 77002

1-877-657-3863

COMBINED PROXY STATEMENT

2021 ANNUAL MEETING OF STOCKHOLDERS

APRIL 8, 2021

This combined proxy statement is being sent to you by the Boards of Directors of Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”) and Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”), each a Maryland corporation (each a “Company” and collectively, the “Companies”). The Board of Directors of each Company is asking you to complete and return the enclosed proxy card, permitting your votes to be cast at the virtual Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 8, 2021, at 10:00 a.m. Central Time. In light of public health concerns regarding the COVID-19 pandemic, the Annual Meeting will be held in a virtual meeting format only. Stockholders will not be able to attend the meeting in person.

Stockholders of record of each Company at the close of business on February 12, 2021 (the “Record Date”), are entitled to vote at the Annual Meeting. As a stockholder of a Company, you are entitled to one vote for each share of Common Stock of that Company and one vote for each share of Preferred Stock of that Company you hold on each matter on which holders of such shares are entitled to vote. This combined proxy statement and the enclosed proxy are first being mailed to stockholders on or about March 5, 2021.

Important notice regarding the availability of proxy materials for the 2021 Annual Meeting of Stockholders to be held on April 8, 2021: This combined proxy statement is available at www.kaynefunds.com/proxyinformation. Each Company’s annual report can be accessed through Companies’ website at www.kaynefunds.com, or on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov. To request a hard copy of these reports be mailed to you, free of charge, please contact the Companies at 1-877-657-3863 or email cef@kaynecapital.com.

Each Company is managed by KA Fund Advisors, LLC (“KAFA”), an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with its affiliates, “Kayne Anderson”). KAFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a leading alternative investment adviser focused on infrastructure/energy, renewables, real estate, credit, and growth equity. Kayne Anderson’s investment philosophy is to pursue niches, with an emphasis on cash flow, where our knowledge and sourcing advantages enable us to seek to deliver above average, risk-adjusted investment returns. As responsible stewards of capital, Kayne’s philosophy extends to promoting responsible investment practices and sustainable business practices to create long-term value for our investors. Kayne Anderson manages over $32 billion in assets (as of 12/31/20) for institutional investors, family offices, high net worth, and retail clients and employs over 350 professionals in five core offices across the U.S. Kayne Anderson may be contacted at the address listed above.

This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals for each Company and the classes of stockholders of the Company being solicited with respect to each proposal. Please refer to the discussion of each proposal in this proxy statement for information regarding votes required for the approval of each proposal.

Proposals for each Company	Who votes on the proposals for each Company?
1. To elect the following individuals as directors for terms of three years and until their successors are duly elected and qualified:

• Michael J. Levitt	The holders of the Company’s Common Stock and Preferred Stock, voting together as a single class

• William H. Shea, Jr.	The holders of the Company’s Preferred Stock, voting as a separate class

2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2021.	The holders of the Company’s Common Stock and Preferred Stock, voting together as a single class

PROPOSAL ONE

ELECTION OF DIRECTORS

Each Company’s Board of Directors (the “Board”) unanimously nominated Michael J. Levitt for election and William H. Shea, Jr. for re-election as directors at the Annual Meeting. Both are nominated to serve for terms of three years (until the 2024 Annual Meeting of Stockholders) and until their successors have been duly elected and qualified.

William L. Thacker’s three-year term expires at the Annual Meeting and Mr. Thacker is retiring from the Companies’ Board of Directors on such date. Ordinarily, he would be nominated to stand for re-election at the Annual Meeting, but due to each Company’s mandatory retirement policy, he is no longer eligible to be nominated because he turned 75 during his most recent term. According to the policy, no director may be nominated or stand for re-election if that director would have his or her 75th birthday before the stockholders’ meeting at which that director would be elected. Once elected, a director may complete his or her term even if that director turns 75 during such term.

Each of the nominees has consented to be named in this proxy statement and has agreed to serve if elected. The Companies have no reason to believe that any of the nominees will be unavailable to serve. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of the nominees. If any of the nominees are unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by each Company’s Board.

In accordance with each Company’s charter, the Board is divided into three classes of approximately equal size. Currently, each Company has eight directors as follows:

Class	Term*	Directors	Common Stockholders	Preferred Stockholders
I	Until 2023	William R. Cordes Barry R. Pearl	X X	X X

II	Until 2021	Michael J. Levitt William H. Shea, Jr. William L. Thacker(1)	X X	X X X

III	Until 2022	Anne K. Costin Albert L. Richey James C. Baker	X X	X X X

*	Each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.
(1)	Retiring from the Companies’ Board of Directors at the Annual Meeting.

Pursuant to the terms of each Company’s mandatory redeemable preferred stock (the “Preferred Stock”), the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of the Company’s common stock (the “Common Stock”), to elect two directors of the Company (the “Preferred Directors”). Each Company has designated William H. Shea, Jr. and James C. Baker as the Preferred Directors. The terms of the Preferred Stock for each Company further provide that the remaining nominees shall be elected by holders of Common Stock and Preferred Stock voting together as a single class. Of those designated as Preferred Directors, Mr. Shea is the sole Preferred Director up for election at the Annual Meeting.

New York Stock Exchange (NYSE) listing standards require that a majority of each Company’s board of directors be independent, a requirement which will continue to be met by each Company even after Mr. Thacker retires.

The term “Independent Director” is used to refer to a director who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company,

of Kayne Anderson or of the Company’s underwriters in offerings of its securities from time to time as defined in the 1940 Act. None of the Independent Directors, nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. Each of James C. Baker and Michael J. Levitt is an “interested person” or “Interested Director” by virtue of his employment relationship with Kayne Anderson.

For information regarding each Company’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis”.

The following tables set forth each nominee’s and each remaining director’s name and year of birth; position(s) with each Company and length of time served; principal occupations during the past five years; and other directorships held during the past five years. The address for the nominees and directors is 811 Main Street, 14th Floor, Houston, TX 77002.

INFORMATION REGARDING DIRECTOR NOMINEES AND DIRECTORS

NOMINEE FOR INDEPENDENT DIRECTOR

Name (Year Born)	Position(s) Held with Each Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years

William H. Shea, Jr. (born 1954)	Lead Independent Director. 3-year term (until the 2021 Annual Meeting of Stockholders)/ served since March 2008 for KYN and since August 2018 for KMF. Member of Nominating, Corporate Governance and Compensation Committee (Chair).

Chief Executive Officer of Jefferson Energy Companies since January 2020. Chief Executive Officer of Mainline Energy Partners, LLC from July 2016 to September 2019. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings

L.P. (BGH) and its predecessors.

2

Prior:

• Kayne Anderson Energy Total Return Fund, Inc. (“KYE”)(2)

• BGH
(general partner of BPL)

• BPL
(midstream MLP)

• Gibson Energy ULC
(midstream energy)

• Mainline Energy Partners, LLC
(midstream energy)

• Niska Gas Storage Partners LLC
(natural gas storage)

• PVG
(owned general partner of PVR)

• PVR

(midstream MLP)

• Penn Virginia Corporation
(oil and gas exploration and production company)

• USA Compression Partners, LP
(natural gas compression MLP)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by Kayne Anderson. For each director, the Fund Complex includes KYN and KMF.
(2)	In August 2018, Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) merged into Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”).

NOMINEE FOR INTERESTED DIRECTOR

Name (Year Born)	Position(s) Held with Each Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years

Michael J. Levitt(2) (born 1958)	Director. Appointed July 2020 to serve until the 2021 Annual Meeting of Stockholders.	Chief Executive Officer of Kayne Anderson since July 2016. Vice Chairman of Apollo Global Management, LP from April 2012 to May 2016.	2

Current:

• Kayne Anderson BDC, Inc.
(business development company)

• Core Scientific, Inc.
(blockchain hosting)

• The Music Acquisition Corporation (special purpose acquisition company)

Prior:

• Hostess Holdings GP, LLC (consumer products)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by Kayne Anderson. For each director, the Fund Complex includes KYN and KMF.
(2)	Mr. Levitt is an “interested person” of the Companies as defined in the 1940 Act by virtue of his employment relationship with Kayne Anderson.

REMAINING INDEPENDENT DIRECTORS

Name (Year Born)	Position(s) Held with Each Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years

William R. Cordes (born 1948)	Director. 3-year term (until the 2023 Annual Meeting of Stockholders)/served since August 2018 for KYN and since inception for KMF. Member of Audit Committee (Chair).	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	2	Prior: • Kayne Anderson Energy Development Company (“KED”)(2) • Boardwalk Pipeline Partners, LP (midstream MLP) • Northern Border Partners, L.P. (midstream MLP)

Anne K. Costin (born 1950)	Director. 3-year term (until the 2022 Annual Meeting of Stockholders)/served since inception for KYN and since August 2018 for KMF. Member of Audit Committee and Valuation Committee.	Professor at the Amsterdam Institute of Finance from 2007 through 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	2	Prior: • KYE(2)

Name (Year Born)	Position(s) Held with Each Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years

Barry R. Pearl (born 1949)	Director. 3-year term (until the 2023 Annual Meeting of Stockholders)/ served since August 2018 for KYN and since inception for KMF. Member of Audit Committee and Nominating, Corporate Governance and Compensation Committee.	Management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets from March 2016 to July 2018, Executive Vice President of Kealine, LLC, (and its affiliate WesPac Midstream LLC an energy infrastructure developer), from February 2007 to March 2016. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”), (the general partner of TEPPCO Partners, L.P.,) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.	2

Current:

• Magellan Midstream Partners, L.P.
(midstream MLP)

Prior:

• KED(2)

• Peregrine Midstream Partners LLC (natural gas storage)

• Seaspan Corporation
(containership chartering)

• Targa Resources Partners LP
(midstream MLP)

• TEPPCO Partners, L.P.
(midstream MLP)

Albert L. Richey (born 1949)	Director. 3-year term (until the 2022 Annual Meeting of Stockholders)/ served since August 2018 for KYN and since inception for KMF. Member of Audit Committee and Valuation Committee.	Retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016; Vice President Special Projects from January 2009 to December 2012; Vice President Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005 and Treasurer from 1987 to 1995.	2	Prior: • KED(2) • Boys & Girls Clubs of Houston (not-for-profit organization) • Boy Scouts of America (not-for-profit organization)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by Kayne Anderson. For each director, the Fund Complex includes KYN and KMF.
(2)

In August 2018, Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) merged into Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) and Kayne Anderson Energy Development Company (“KED”) merged into Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”).

REMAINING INTERESTED DIRECTOR

Name (Year Born)	Position(s) Held with Each Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years

James C. Baker(3) (born 1972)	Chairman of the Board of Directors since June 2020, President and CEO. 3-year term (until the 2022 Annual Meeting of Stockholders). Member of Valuation Committee. CEO of each Company since June 2019. President since June 2016. Executive Vice President from June 2008 to June 2016 (KYN) and Inception to June 2008 (KMF). Elected annually as an officer/served since June 2005 (KYN) and Inception (KMF).	Partner and Senior Managing Director of Kayne Anderson since February 2008. Co-Managing Partner of KAFA since June 2019. Senior Managing Director of KAFA from February 2008 to June 2019. Chief Executive Officer of KYN and KMF since June 2019. President of KYN and KMF since June 2016. Executive Vice President of KYN from June 2008 to June 2016 and of KMF from August 2010 to June 2016.	2

Current:

• Expression Therapeutics
(biotechnology company)

Prior:

• KED(1)

• K-Sea Transportation Partners L.P.
(shipping MLP)

• Petris Technology, Inc. (data management for energy companies)

• ProPetro Services, Inc. (oilfield services)

(1)

In August 2018, Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) merged into Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) and Kayne Anderson Energy Development Company (“KED”) merged into Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”), respectively. The table presents principal occupations for each interested director of KYN and KMF and does not set forth the principal occupations, if any, for KYE and KED.

(2)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by Kayne Anderson. For each director, the Fund Complex includes KYN and KMF.
(3)	Mr. Baker is an “interested person” of the Companies as defined in the 1940 Act by virtue of his employment relationship with Kayne Anderson.

DIRECTOR COMPENSATION

For each Company, directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from the Company. For each Company, for the fiscal year ended November 30, 2020:

•

Each Independent Director who served on the Board of both KYN and KMF received an annual retainer of $125,000 for his or her service on both boards. The Independent Directors, voting separately, have authority to set their compensation. KYN and KMF each paid a pro rata portion of this retainer quarterly based on their total assets for the quarter. As of November 30, 2020, 74% and 26% of the quarterly retainer was allocated to KYN and KMF, respectively.

•	For each Company, the lead Independent Director received additional compensation of $7,500 annually.

•	For each Company, the chairperson of the Audit Committee received additional compensation of $7,500 annually.

•

For each Company, each Independent Director received $2,500 per regular Board meeting attended in person, $2,000 per regular Board meeting attended via telephone and $1,500 per special Board meeting attended via telephone.

•

For each Company, each Audit Committee member received $1,500 per Audit Committee meeting that was more than fifteen minutes in length, and each member of any other Board committee received $500 per other committee meeting that was more than fifteen minutes in length.

•	The Independent Directors were reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

The following table sets forth the compensation paid by each Company during the fiscal year ended November 30, 2020 to the Independent Directors. Neither Company has a retirement or pension plan or any compensation plans under which the Company’s equity securities were authorized for issuance.

Director Compensation Table

	KYN	KMF	Total Compensation from the Fund Complex(1)
Independent Directors
William R. Cordes	$120,543	$57,457	$178,000
Anne K. Costin	115,043	51,957	167,000
Barry R. Pearl	114,043	50,957	165,000
Albert L. Richey	115,043	51,957	167,000
William H. Shea, Jr.	112,793	49,707	162,500
William L. Thacker	111,543	48,457	160,000

Interested Directors
James C. Baker	None	None	None
Michael J. Levitt	None	None	None

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by KAFA, the Company’s investment adviser.

COMMITTEES OF THE BOARD OF DIRECTORS

The KYN and KMF Boards of Directors each currently has three standing committees: the Audit Committee, the Valuation Committee and the Nominating, Corporate Governance and Compensation Committee (the “Nominating Committee”). The table below shows the directors currently serving on the committees of each Company:

	Audit Committee(1)	Valuation Committee	Nominating Committee

Independent Directors

William R. Cordes(2)	X	—	—

Anne K. Costin	X	X	—

Barry R. Pearl	X	—	X

Albert L. Richey	X	X	—

William H. Shea, Jr.(3)	—	—	X

William L. Thacker(4)	—	X	X

Interested Directors

James C. Baker	—	X	—

Michael J. Levitt	—	—	—

(1)	Each director serving on the Audit Committee has each been individually designated as an audit committee financial expert.
(2)	Chairman of the Audit Committee.
(3)	Lead Independent Director and Chairman of the Nominating and Governance Committee.
(4)	Chairman of the Valuation Committee. Retiring at the Annual Meeting. The Board will appoint a new Chairperson of the Valuation Committee to replace Mr. Thacker upon his retirement.

•

Audit Committee.    The Audit Committee operates under a written charter (the “Audit Committee Charter”), which was adopted and approved by the Board and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee Charter conforms to the applicable listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee Charter is available on the Companies’ website (www.kaynefunds.com). The Audit Committee, among others, approves and recommends to the Board the election, retention or termination of the Company’s independent auditors; approves services to be rendered by such auditors; monitors and evaluates each auditors’ performance; reviews the results of the Company’s audit; determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; monitors the accounting and reporting policies and procedures of the Company and the Company’s compliance with regulatory requirements; and responds to other matters as outlined in the Audit Committee Charter. Each Audit Committee member is “independent” under the applicable NYSE listing standard.

•

Valuation Committee.    The Valuation Committee is responsible for the oversight of the Company’s valuation procedures and the valuation of the Company’s securities in accordance with such procedures. The Valuation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Companies’ website (www.kaynefunds.com).

•

Nominating Committee.    The Nominating Committee is responsible for appointing and nominating Independent Directors to the Board. Each Nominating Committee member is “independent” under the applicable NYSE listing standards. The Nominating Committee operates under a written charter adopted and approved by the Board (the “Nominating Committee Charter”), a copy of which is available on the Companies’ website (www.kaynefunds.com). The Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Nominating Committee to recommend that individual for nomination as a director. The Nominating Committee expects to seek referrals for candidates to consider for nomination from a variety of sources, including current directors, the Company’s management, investment adviser and counsel, nominees properly recommended by stockholders, and may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. As set forth in the Nominating Committee Charter, in evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

•	the candidate’s knowledge in matters relating to the investment company or to the energy industry;

•	any experience possessed by the candidate as a director or senior officer of public companies;

•	the candidate’s educational background;

•	the candidate’s reputation for high ethical standards and personal and professional integrity;

•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

•

the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

•

the candidate’s ability to qualify as an independent director for purposes of the 1940 Act, the candidate’s independence from the Company’s service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and

•

such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

The Nominating Committee also considers diversity, including gender, race and national origin, education, professional experience, skills and viewpoints in identifying nominees for director. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is important that the Board members represent diverse skills, backgrounds, experiences and perspectives.

Prior to making a final recommendation to the Board, the Nominating Committee of each Company may conduct personal interviews with the candidates it believes to be the most qualified.

If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including the Company’s stockholders.

The Nominating Committee considers nominees properly recommended by stockholders. To submit a recommendation for nomination as a candidate for a position on the Board of either Company, stockholders of such Company shall mail the recommendation to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate; (b) a full description of the proposed candidate’s background, including his or her education, experience, current employment, and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an “interested person” in relation to the Company, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate.

Any such recommendation must contain sufficient background information concerning the candidate to enable the Company’s Nominating Committee to make a proper judgment as to the candidate’s qualifications. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and will be evaluated in the same manner as other candidates for nomination. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

Board of Director and Committee Meetings Held

The following table shows the number of meetings held for each Company during the fiscal year ended November 30, 2020:

	KYN	KMF

Board of Directors	4	4

Board of Directors - Special	4	4

Audit Committee	3	3

Valuation Committee	4	4

Nominating Committee	3	3

During the 2020 fiscal year, all of the directors of each Company attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Companies do not currently have a policy with respect to board member attendance at annual meetings.

For each Company, please refer to “Corporate Governance” for a review of the Board’s leadership structure, role in risk oversight and other matters.

INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS,

EXPERIENCE, ATTRIBUTES OR SKILLS

The Board of each Company believes that each of its directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors of the Company in light of the Company’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the tables above under “Information Regarding Director Nominees and Directors.” Each of the directors has experience serving on the Boards of the Companies (and/or KED and KYE) for a number of years. In addition, many of the directors have served as members of the board of other public companies, non-profit entities or other organizations. Therefore, they have substantial boardroom experience and, in their service to both Companies (and/or KED and KYE), have gained substantial insight as to the operation of the Companies and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the tables above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the tables above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work with other members of the Board, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to stockholder interests. The Board of each Company annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, each Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.

James C. Baker.    Mr. Baker is Chairman, President and Chief Executive Officer of KYN and KMF. He has been Co-Managing Partner of KAFA since June 2019 and Senior Managing Director of Kayne Anderson since February 2008. Mr. Baker was Senior Managing Director of KAFA from February 2008 to June 2019. He previously served as Executive Vice President of KYN from June 2008 to June 2016 and of KMF from August 2010 to June 2016; and as Vice President of KYN from June 2005 to June 2008. Prior to joining Kayne Anderson in 2004, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the energy industry. Mr. Baker currently serves on the board of directors of Expression Therapeutics. Mr. Baker previously served on the boards of directors of K-Sea Transportation Partners L.P., Petris Technology, Inc., and ProPetro Services, Inc.. Mr. Baker holds a Bachelor of Business Administration in Finance from the University of Texas and a Master of Business Administration from Southern Methodist University. Mr. Baker’s experience at each Company and Kayne Anderson make him a valued member of the Board of each Company.

William R. Cordes.    Mr. Cordes serves as an independent director and audit committee chair of KYN and KMF. He has worked in the natural gas industry for more than 35 years, including positions as Chief Executive Officer of Northern Border Partners, L.P. and President of each of Northern Border Pipeline Company, Northern Natural Gas Company, and Transwestern Pipeline Company. Mr. Cordes began his career with Northern Natural Gas Company in 1970 and held a number of accounting, regulatory affairs and executive positions in the natural gas retail and interstate pipeline divisions of the company. Mr. Cordes previously served on the boards of directors of KED, Boardwalk Pipeline Partners, LP, Northern Border Partners, L.P., the Interstate

Natural Gas Association of America and as past Chairman of the Midwest Energy Association. Mr. Cordes graduated from the University of Nebraska with a degree in Business Administration. Mr. Cordes’ extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, allows him to provide the Board with insight into the energy industry in general and natural gas pipelines in particular.

Anne K. Costin.    Ms. Costin serves as an independent director of KYN and KMF. She was previously a professor at the Amsterdam Institute of Finance from 2007 through 2013 and an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 through 2007. Ms. Costin retired in 2005, after a 28-year career at Citigroup, and during the last seven years of her banking career, she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and nonrecourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina at Chapel Hill. In addition to her managerial and banking experience, Ms. Costin’s academic professional experience related to financial matters equip her to offer further insights to the Board.

Michael J. Levitt.    Mr. Levitt serves as a director of KYN and KMF and is the chief executive officer of Kayne Anderson. Mr. Levitt is chairman of Core Scientific, Inc. and serves on the board of directors of The Music Acquisition Corporation. Prior to joining Kayne Anderson, Mr. Levitt served as a vice chairman with Apollo Global Management, LLC. At Apollo, he was a partner in the private equity and credit groups. In 2001, Mr. Levitt founded Stone Tower Capital LLC (“Stone Tower”), where he served as chairman, chief executive officer and chief investment officer and grew Stone Tower to $17 billion in credit-focused alternative investments. Stone Tower was acquired by Apollo in 2012. Before founding Stone Tower, Mr. Levitt worked as a partner at the private equity firm Hicks, Muse, Tate & Furst Incorporated, where he was involved in media and consumer investments. Mr. Levitt also served as the co-head of the investment banking division of Smith Barney Inc. Mr. Levitt began his investment banking career at Morgan Stanley & Co., Inc., where he oversaw corporate finance and advisory businesses related to private equity firms and non-investment grade companies. Mr. Levitt holds a B.B.A. and J.D. from the University of Michigan and serves on the University’s Investment Advisory Board. He is also a member of the Visiting Committee of the Ross School of Business and the Trustee of the Law School’s Cook Trust. Mr. Levitt’s experience at Kayne Anderson and as a senior executive officer and adviser of various companies make him a valued member of the Board of each Company.

Barry R. Pearl.    Mr. Pearl serves as an independent director of KYN and KMF. He most recently served as a management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets from March 2016 to July 2018. Mr. Pearl was Executive Vice President of Kealine, LLC (and its affiliate WesPac Midstream LLC, an energy infrastructure developer) from February 2007 to March 2016. In 2001, Mr. Pearl was elected President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO,” the general partner of TEPPCO Partners, L.P.). During his time at TEPPCO he also held the positions of Chief Operating Officer, Chief Executive Officer, and director. Prior to joining TEPPCO, Mr. Pearl’s experience included such positions as Vice President – Finance and Administration, Treasurer, Secretary and Chief Financial Officer of Maverick Tube Corporation, and Senior Vice President, Business Development, Senior Vice President and Chief Financial Officer of Santa Fe Pacific Pipeline

Partners, L.P. In addition to his directorships at KYN and KMF, Mr. Pearl also serves on the board of directors of Magellan Midstream Partners, L.P., as Presiding Director and a member of the Audit Committee. Prior directorships include Targa Resources Partners LP, Peregrine Midstream Partners LLC, Seaspan Corporation and as past Chairman of the Executive Committee of the Association of Oil Pipelines. Mr. Pearl graduated from Indiana University in 1970 with a Bachelor of Arts degree in Mathematics. He received a Master of Arts degree in Operations Research from Yale University in 1972 and a Master in Business Administration degree from Denver University in 1975. In addition to his extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, Mr. Pearl brings to the Board many years of experience as the chairman of the audit committees of several public companies.

Albert L. Richey.    Mr. Richey serves as an independent director of KYN and KMF. He retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016. Mr. Richey joined Anadarko in 1987 as Manager of Treasury Operations and held the positions of Vice President, Special Projects, and Vice President, Corporate Development. Mr. Richey’s background in the oil and gas industry includes The Offshore Company (a predecessor company to Transocean Ltd.), United Energy Resources and Sandefer Oil & Gas. Mr. Richey previously served as a member of the boards of directors of the Boys & Girls Clubs of Houston and Boy Scouts of America. Mr. Richey received a Bachelor of Science degree in Commerce in 1971 from the University of Virginia. In 1974, he earned a Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. In addition to his background in the energy industry, Mr. Richey’s professional experience related to financial matters and his role as an executive in one of the largest independent domestic exploration and production companies equip him to offer further insights to the Board.

William H. Shea, Jr.    Mr. Shea serves as the lead independent director of KYN and KMF. He has served as the Chief Executive Officer of Jefferson Energy Companies since January 2020. He previously served as the Chief Executive Officer of Mainline Energy Partners, LLC from July 2016 to September 2019. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016 and as the Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR), a midstream MLP from March 2010 to March 2014. Mr. Shea also served as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which then owned the general partner of PVR. Mr. Shea was previously with Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President from September 2000 to June 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of Buckeye GP Holdings, L.P. (BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to June 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company, and Laidlaw Environmental Services. In addition to his directorships at KYN and KMF, Mr. Shea formerly served on the board of directors of Mainline Energy Partners, LLC, USA Compression Partners, LP, PVG, PVR, Penn Virginia Corporation, BPL, BGH, Gibson Energy ULC, and Niska Gas Storage Partners LLC. Mr. Shea holds a B.A. from Boston College and an M.B.A. from the University of Virginia. Mr. Shea’s extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Board with insight into the specific industries in which each Company invests.

Required Vote

With respect to each Company, the election of Mr. Levitt as a director under this proposal requires the affirmative vote of the holders of a majority of the Company’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of Common Stock, and each share of Preferred Stock, is entitled to one vote.

With respect to each Company, the election of Mr. Shea as a director under this proposal requires the affirmative vote of the holders of a majority of the Company’s Preferred Stock outstanding as of the Record Date. For purposes of this proposal, each share of Preferred Stock is entitled to one vote.

Abstentions, if any, will have the same effect as votes against the election of the nominees, although they will be considered present for purposes of determining the presence of a quorum at the Annual Meeting.

In uncontested elections of directors, brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote. For this reason, it is anticipated that there will be few, if any, broker “non-votes” in connection with this proposal. However, broker non-votes, if any, will have the same effect as a vote against the nominee, although they would be considered present for purposes of determining a quorum.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTIONS OF THE NOMINEES TO THE BOARD.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM

The Audit Committee and the Board of Directors of each Company, including all of the Company’s Independent Directors, have selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending November 30, 2021, and are submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification.

PricewaterhouseCoopers LLP has audited the financial statements of each Company since inception and has informed each Company that it has no direct or indirect material financial interest in the Company or in Kayne Anderson.

A representative of PricewaterhouseCoopers LLP will be available at the Annual Meeting and will have the opportunity to make a statement, if such representative desires, and to respond to stockholders’ questions.

The Audit Committee of each Company normally meets three times each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.

INDEPENDENT ACCOUNTING FEES AND POLICIES

Audit and Other Fees

The following table sets forth the approximate amounts of the aggregate fees billed to each Company for the fiscal years ended November 30, 2020 and 2019, respectively, by PricewaterhouseCoopers LLP:

	KYN/KMF
	KYN		KMF
	2020	2019	2020	2019

Audit Fees(1)	$129,000	$207,000	$141,000	$214,000

Audit-Related Fees(2)	—	—	—	—

Tax Fees(3)	210,000	203,000	162,000	162,000

All Other Fees	—	—	—	—

Total	$339,000	$410,000	$303,000	$376,000

(1)	For professional services rendered with respect to the audit of each Company’s annual financial statements and the quarterly review of each Company’s financial statements (as applicable).
(2)

For professional services rendered with respect to assurance and related services reasonably related to the performance of the audits of each Company’s annual financial statements not included in “Audit Fees” above.

(3)	For professional services for tax compliance, tax advice and tax planning.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered, for the fiscal years ended November 30, 2020 and 2019, were (i) $210,000 and $203,000, respectively, to KYN; and (ii) $162,000 for each year, to KMF, and all of such non-audit fees related to tax services provided by PricewaterhouseCoopers LLP. The aggregate non-audit fees billed by PricewaterhouseCoopers LLP totaled $4,955,000 and $5,481,000 for services rendered to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that provides ongoing services to the Companies for the fiscal years ended November 30, 2020 and 2019, respectively. The Audit Committee of each Company has considered the provision of non-audit services that were rendered to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that provides ongoing services to the Company that were not pre-approved by the Audit Committee and has determined that the provision of such non-audit services is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Audit Committee Pre-Approval Policies and Procedures

Before the auditor for each Company is engaged by the Company to render audit, audit-related or permissible non-audit services to the Company, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Before any non-audit services may be provided by the auditor to Kayne Anderson or any entity in the investment company complex (i.e., the Company, Kayne Anderson and any entity controlled by, controlling or under common control with Kayne Anderson if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Company or Kayne Anderson), if the nature of the services to be provided relate directly to the Company’s operations or financial reporting, such non-audit services must be pre-approved by the Audit Committee. Any pre-approval policies and procedures established by the Audit Committee must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to Kayne Anderson. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

For engagements with PricewaterhouseCoopers LLP, the Audit Committee of each Company approved in advance all audit services and non-audit services, if any, that PricewaterhouseCoopers LLP provided to the Company and to Kayne Anderson (with respect to the Company’s operations and financial reporting). None of the services rendered by PricewaterhouseCoopers LLP to the Company or Kayne Anderson were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by PricewaterhouseCoopers LLP to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that were not required to be pre-approved by the Audit Committee is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

JOINT AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the “Board”) of each of Kayne Anderson Energy Infrastructure Fund, Inc. and Kayne Anderson NextGen Energy & Infrastructure, Inc. (each, a “Company”) is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent auditors and any internal auditors. Among other responsibilities, the Audit Committee of each Company reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors, and the Audit Committee of each Company meets periodically with the independent auditors and any internal auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee of each Company also selects, retains and evaluates and may replace the Company’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee of each Company is currently composed of four directors. The Audit Committee of each Company operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board, a copy of which is available on the Companies’ website (www.kaynefunds.com). Each Audit Committee member is “independent” as defined by New York Stock Exchange listing standards.

The Audit Committee of each Company, in discharging its duties, has met with and held discussions with management and the Company’s independent auditors and any internal auditors. The Audit Committee of each Company has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the U.S. The Audit Committee of each Company has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee of each Company has received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee of each Company concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter of each Company, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with accounting principles generally accepted in the U.S.

Based on each Company’s Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to each Company’s Audit Committee, the Audit Committee of each Company has recommended that its Board include the audited financial statements in the Company’s Annual Report on Form N-CSR for the fiscal year ended November 30, 2020 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of each Company:

William R. Cordes

Anne K. Costin

Barry R. Pearl

Albert L. Richey

Required Vote

With respect to each Company, the approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of Common Stock, and each share of Preferred Stock is entitled to one vote.

For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth each executive officer’s name and year of birth; position(s) with each Company, term of office, and length of time served; principal occupations during the past five years; and directorships. The address for the Company’s offices is 811 Main Street, 14th Floor, Houston, TX 77002. All executive officers currently serve in identical offices with KYN and KMF.

Name (Year Born)	Position(s) Held with Each Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Officer	Other Directorships Held by Officer During Past Five Years

James C. Baker (born 1972)	See information on page 7.

J.C. Frey (born 1968)	Executive Vice President. Elected annually as an officer/served since inception.	Managing Partner of Kayne Anderson since 2004 and Co-Managing Partner of KAFA since 2006. Executive Vice President of KYN since June 2008 and of KMF since August 2010. Assistant Secretary and Assistant Treasurer of KYN from 2004 to January 2019 and of KMF from August 2010 to January 2019.	2	None

Terry A. Hart (born 1969)	Chief Financial Officer, Treasurer and Assistant Secretary. Elected annually as an officer/served since 2005 (KYN) and since inception (KMF).	Senior Managing Director of Kayne Anderson since January 2020. Managing Director of Kayne Anderson from December 2005 to January 2020 and Chief Financial Officer of KAFA since 2006. Chief Financial Officer and Treasurer of KYN since December 2005 and of KMF since August 2010. Assistant Secretary of KYN and KMF since January 2019. Chief Financial Officer of Kayne Anderson Acquisition Corp. from December 2016 to November 2018.	2	Current: • The Source for Women (not-for-profit organization) Prior: • KED

Name (Year Born)	Position(s) Held with Each Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Officer	Other Directorships Held by Officer During Past Five Years

Jarvis V. Hollingsworth (born 1962)	Secretary. Elected annually as an officer/served since 2019.	General Counsel of Kayne Anderson and Secretary of KYN and KMF since 2019. Private practice of law at Fulbright & Jaworski LLP (1993-1999); Brobeck Phleger & Harrison (1999-2001); and Bracewell LLP (2001-2019). Chairman of the Board of Trustees of the Teacher Retirement System of Texas (2017 to Present).	2

Current:

•  Laredo Petroleum, Inc. (energy)

•  Teacher Retirement System of Texas (public retirement system)

Prior:

•  Cullen/Frost Bankers, Inc. (financial holding company)

•  Emergent Technologies, LP (commerce technology)

•  Infogroup, Inc. (data and marketing solutions)

•  University of Houston System Board of Regents (public university system)

Ron M. Logan, Jr. (born 1960)	Senior Vice President. Elected annually as an officer/served since September 2012 (KYN) and June 2012 (KMF).	Senior Managing Director of Kayne Anderson since February 2014. Managing Director of Kayne Anderson from September 2006 to February 2014. Senior Vice President of KYN since September 2012 and of KMF since June 2012.	2	Prior: • VantaCore Partners LP (aggregates MLP)

Jody C. Meraz (born 1978)	Senior Vice President. Elected annually as an officer/served since June 2011.	Senior Managing Director of Kayne Anderson since February 2019. Managing Director of Kayne Anderson from February 2014 to February 2019. Senior Vice President of Kayne Anderson from 2011 to February 2014. Vice President of KYN and KMF since 2011.	2	None

A. Colby Parker (born 1987)	Vice President and Assistant Treasurer. Elected annually as an officer/served since January 2019.	Vice President of KYN and KMF since June 2020. Assistant Treasurer of KYN and KMF since January 2019. Controller of Kayne Anderson since July 2015. Finance and Treasury Analyst of Kayne Anderson from June 2014 to June 2015.	2	None

Name (Year Born)	Position(s) Held with Each Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Officer	Other Directorships Held by Officer During Past Five Years

Ellen B. Wilkirson (born 1991)	Vice President. Elected annually as an officer/served since June 2020.	Vice President of Kayne Anderson since January 2021. Vice President of KYN and KMF since June 2020. Senior Associate of Kayne Anderson from January 2020 to December 2020. Associate of Kayne Anderson from January 2018 to December 2019. Analyst of Kayne Anderson from May 2017 to December 2017. Investment banking Analyst at Credit Suisse Securities (USA) LLC from August 2015 to April 2017.	2	None

Michael J. O’Neil (born 1983)	Chief Compliance Officer. Elected annually as an officer/served since December 2013.	Chief Compliance Officer of Kayne Anderson since March 2012 and of KYN and KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at BlackRock Inc. from January 2008 to February 2012.	2	None

(1)

In August 2018, Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) merged into Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) and Kayne Anderson Energy Development Company (“KED”) merged into Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”). The table presents principal occupations for each officer of KYN and KMF and does not set forth the principal occupations, if any, for KYE and KED.

(2)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by Kayne Anderson. For each officer, the Fund Complex includes KYN and KMF.

COMPENSATION DISCUSSION AND ANALYSIS

Pursuant to an investment management agreement between each Company and KAFA (the Companies’ external manager), KAFA is responsible for supervising the investments and reinvestments of each Company’s assets. KAFA, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the investment management agreement. Each Company pays various management fees to KAFA for the advisory and other services performed by KAFA under the investment management agreement.

The executive officers who manage each Company’s regular business are employees of KAFA or its affiliates. Accordingly, neither Company pays salaries, bonuses or other compensation to its executive officers. Neither Company has employment agreements with its executive officers. Neither Company provides pension or retirement benefits, perquisites, or other personal benefits to its executive officers. Neither Company maintains compensation plans under which its equity securities are authorized for issuance. Neither Company has arrangements to make payments to its executive officers upon their termination or in the event of a change in control of the Company.

The investment management agreement for each Company does not require KAFA to dedicate specific personnel to fulfilling its obligation to the Company under the investment management agreement, or require KAFA personnel to dedicate a specific amount of time to the management of the Company. In their capacities as executive officers or employees of KAFA or its affiliates, they devote such portion of their time to the Company’s affairs as required for the performance of KAFA’s duties under the investment management agreement.

The executive officers for both Companies are compensated by KAFA. The Companies understand that KAFA takes into account the performance of each Company as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Company’s performance. In addition to compensation for services performed for each Company, certain of the executive officers receive compensation for services performed for KAFA’s various investment funds. However, KAFA cannot segregate and identify that portion of the compensation awarded to, earned by or paid to each Company’s executive officers that relates exclusively to their services to each Company.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following tables set forth the number of shares of each Company’s Common Stock (as of December 31, 2020) and Preferred Stock (as of February 12, 2021) beneficially owned by each Company’s current directors and executive officers as a group, and certain other beneficial owners, according to information furnished to each Company by such persons. Based on statements publicly filed with the SEC and other information obtained from such persons, as of December 31, 2020, one person beneficially owned more than 5% of KYN’s outstanding Common Stock and one person beneficially owned more than 5% of KMF’s outstanding Common Stock. As of February 12, 2021, KYN and KMF are aware of six and three persons, respectively, each of whom beneficially owns more than 5% of each Company’s outstanding Preferred Stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934 Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

Common Stock

	KYN			KMF
	Number of Shares		Percent of Class(1)	Number of Shares		Percent of Class(2)

Independent Directors

William R. Cordes	6,708		*	4,900		*

Anne K. Costin	2,020		*	1,457		*

Barry R. Pearl	11,711		*	4,000		*

Albert L. Richey	17,068		*	10,016		*

William H. Shea, Jr.	12,560		*	6,961		*

William L. Thacker	17,800		*	2,000		*

Interested Directors

James C. Baker	364,424		*	207,603		*

Michael J. Levitt	—		*	—		*

Executive Officers

J.C. Frey	301,405		*	152,420		*

Terry A. Hart	20,998		*	18,975		*

Jarvis V. Hollingsworth	—		*	—		*

Ron M. Logan, Jr.	40,537		*	15,986		*

Jody C. Meraz	27,484		*	16,627		*

Michael J. O’Neil	—		*	—		*

A. Colby Parker	1,677		*	1,458		*

Ellen B. Wilkirson	1,626		*	2,161		*

All Directors & Executive Officers as a Group (16 persons)	862,018	(3)	*	444,564	(4)	*

	KYN		KMF
	Number of Shares	Percent of Class(1)	Number of Shares	Percent of Class(2)

Name of Beneficial Owner of Common Stock

Morgan Stanley 1585 Broadway New York, NY 10036	8,995,829	7.1%	823,229	1.7%

Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	987,853	0.8%	3,286,068	7.0%

*	Less than 1% of class.

(1)	Based on 126,447,554 shares outstanding as of December 31, 2020.

(2)	Based on 47,197,462 shares outstanding as of December 31, 2020.

(3)

Does not include 86 shares of common stock held by KAFA, a subsidiary of KACALP, nor 11,235 shares of common stock held by KA Associates, Inc., a FINRA registered broker-dealer and affiliate of KAFA and KACALP by virtue of common control. Certain executive officers have ownership interests in KAFA, KACALP and/or KA Associates, Inc.; however, such officers may not exercise voting or investment power with respect to shares held by these entities. KYN believes by virtue of these arrangements that those officers should not be deemed to have indirect beneficial ownership of such shares.

(4)

Does not include 4,000 shares of common stock held by KAFA, a subsidiary of KACALP, in which certain executive officers have ownership interests, because they may not exercise voting or investment power with respect to such shares. KMF believes by virtue of these arrangements that those officers should not be deemed to have indirect beneficial ownership of such shares.

Preferred Stock

Name of Owner of Preferred Stock	KYN		KMF
	Number of Shares	Percent of Class(1)	Number of Shares	Percent of Class(2)

All Directors & Executive Officers as a Group (16 persons)	—	—	—	—

Voya Investment Management LLC 5780 Powers Ferry Rd NW, Suite 300 Atlanta, GA 30327-4347	1,451,203	28.6%	303,859	34.2%

MetLife Investment Management, LLC One MetLife Way Whippany, New Jersey 07981	704,000	13.9%	—	—

Thrivent Financial for Lutherans 901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402	680,000	13.4%	—	—

Principal Global Investors, LLC 711 High Street Des Moines, IA 50392	587,778	11.6%	—	—

The Guardian Life Insurance Company of America 10 Hudson Yards New York, NY 10001	520,000	10.2%	—	—

Apollo Global Management, Inc. 7700 Mills Civic Parkway West Des Moines, IA 50266	332,398	6.5%	204,000	23.0%

Mutual of Omaha 3300 Mutual of Omaha Plaza Omaha, NE 68175-1011	121,610	2.4%	379,657	42.8%

*	Less than 1% of class.

(1)	Based on 5,080,208 shares outstanding as of February 12, 2021.

(2)	Based on 887,516 shares outstanding as of February 12, 2021.

The following table sets forth the dollar range of each Company’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same Fund Complex beneficially owned by the directors of each Company as of December 31, 2020 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the 1934 Act):

Common Stock Ownership

	Dollar Range of Equity Securities(1)		Aggregate Dollar Range of Equity Securities(1) in Funds Overseen by Director in Fund Complex
	KYN	KMF

Independent Directors

William R. Cordes	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000

Anne K. Costin	$10,001-$50,000	$1-$10,000	$10,001-$50,000

Barry R. Pearl	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000

Albert L. Richey	$50,001-$100,000	$50,001-$100,000	Over $100,000

William H. Shea, Jr.	$50,001-$100,000	$10,001-$50,000	Over $100,000

William L. Thacker	Over $100,000	$10,001-$50,000	Over $100,000

Interested Directors

James C. Baker	Over $100,000	Over $100,000	Over $100,000

Michael J. Levitt	None	None	None

(1)	The dollar ranges of equity securities are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

For each Company as of December 31, 2020, the Independent Directors of both Companies (other than Ms. Costin and Mr. Pearl, as noted in the following table) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of December 31, 2020, the Independent Directors of both Companies did not own beneficially or of record any class of securities of the underwriters of the offerings of either Company’s Common Stock or Preferred Stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

As of December 31, 2020, certain officers and certain employees of Kayne Anderson, including all the executive officers of each Company, own, in the aggregate, approximately $5 million of KYN’s Common Stock and approximately $3 million of KMF’s Common Stock.

The table below sets forth information about securities owned by the independent directors of both Companies and their respective immediate family members, as of November 30, 2020, in entities directly or indirectly controlling, controlled by, or under common control with, the Companies’ investment adviser or underwriters.

Director	Name of Owners and Relationships to Director	Company(1)	Title of Class	Value of Securities	Percent of Class

Anne K. Costin	Self	Kayne Partners Fund III (QP), L.P.	Partnership Units	$57,835		*

		Kayne Anderson Capital Income Partners (QP), L.P.	Partnership Units	$63,912		*

		Kayne Anderson Non-Traditional Investments, L.P.	Partnership Units	$69,507		*

Barry Pearl	Self	Kayne Anderson Real Estate Partners IV LP	Partnership Units	$411,082		*

*	Less than 1% of class.
(1)	KACALP may be deemed to “control” each fund by virtue of its role as the fund’s general partner.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

For each Company, Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Company’s directors and executive officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Company’s equity securities to file Section 16(a) forms with the SEC and NYSE reporting their affiliation with the Company, their ownership and changes in their ownership of the Company’s shares. Those persons and entities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of those Section 16(a) forms furnished to it, each Company believes that its directors and executive officers, KAFA, affiliated persons of KAFA, and any persons holding more than 10% of the Company’s Preferred Stock have complied with all applicable Section 16(a) filing requirements during the last fiscal year except with respect to the events described below. To the knowledge of each Company’s management, no person beneficially owned more than 10% of either Companies’ Common Stock during the fiscal year ended November 30, 2020.

CORPORATE GOVERNANCE

Board Leadership Structure

Each Company’s business and affairs are managed under the direction of its Board, including the duties performed for the Company pursuant to its investment management agreement. Among other things, the Board of each Company sets broad policies for the Company, approves the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of the Company’s independent registered public accounting firm. The role of the Board of each Company and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board of each Company currently consists of eight directors, six of whom are Independent Directors with one lead Independent Director. William L. Thacker will retire at the Annual Meeting, leaving the Board of each Company with seven directors, five of whom are Independent Directors, including the lead Independent Director. As part of each regular Board meeting for each Company, the Independent Directors meet separately from Kayne Anderson and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board of each Company reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under each Company’s Amended and Restated Bylaws, the Board of each Company may designate a Chairman to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. Neither Company has an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that having the flexibility to designate its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Baker serves as Chairman of the Board of each Company. Mr. Baker is an “interested person” of each Company, as defined in the 1940 Act, by virtue of his employment relationship with Kayne Anderson. Each Company believes that Mr. Baker’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. Each Board has determined that the composition of the Audit and Nominating Committees being Independent Directors only is an appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company.

Presently, Mr. Shea has been designated as lead Independent Director. While Mr. Shea is the lead Independent Director, all of the Independent Directors play an active role in serving on the Board. The Independent Directors constitute a majority of each Company’s Board and are closely involved in all material deliberations related to the Company. The Board of each Company believes that, with these practices, each Independent Director has a stake in the Board’s actions and oversight role and accountability to the Company and its stockholders.

Board Role in Risk Oversight

Each Company’s Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board of each Company implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, each Board and its committees receive reports on the Company’s activities, including those related to the Company’s investment portfolio and its financial accounting and reporting. Each Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The meetings of the Audit Committee of each Company with the Company’s independent registered public accounting firm also contribute to Board oversight of certain internal control risks. In addition, each Board meets periodically with representatives of the Company and Kayne Anderson to receive reports regarding the management of the Company, including those related to certain investment and operational risks, and the Independent Directors of each Company are encouraged to communicate directly with senior management.

Each Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. Management believes that each Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect a Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.

Diversity in Nominees for Director

The Nominating Committee of each Company evaluates candidates’ qualifications for Board membership. The Nominating Committee of each Company takes into account the diversity of a particular candidate and the overall diversity of the Board when considering and evaluating candidates for Director. While the Nominating Committee of each Company has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Nominating Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would compliment or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Company. The Nominating Committee of each Company may also consider other factors or attributes as it may determine appropriate in its judgment. The Nominating Committee of each Company believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating Committee of each Company has not established any litmus test or quota relating to diversity that must be satisfied before an individual may serve as a director. Each Board believes that Board effectiveness is best evaluated at a group level, through its annual self-assessment process. Through this process, each Board considers whether the Board as a whole has an appropriate level of sophistication, skill and business acumen and the appropriate range of experience and background.

Communications Between Stockholders and the Board of Directors

Stockholders of either Company may send communications to the Board of Directors. Communications should be addressed to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002. The Secretary will forward any communications received directly to the Board.

Code of Ethics and Policies Regarding Transactions with Related Parties

Each Company has adopted a code of ethics, as required by federal securities laws, which applies to, among others, its directors and officers. Copies of the code of ethics of each Company may be obtained from the Company free of charge by calling (877) 657-3863, or visiting the Company’s website at www.kaynefunds.com.

The Companies have each adopted policies with respect to affiliated and related party transactions to the extent required by the 1940 Act and related regulatory guidance.

OTHER MATTERS

Each Company’s Board knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

MORE INFORMATION ABOUT THE MEETING

Outstanding Stock

At the Record Date, each Company had the following numbers of shares of stock issued and outstanding:

Class of Stock	Shares Outstanding
	KYN	KMF

Common Stock	126,447,554	47,197,462

Preferred Stock	5,080,208	887,516

How Proxies Will Be Voted

For each Company, all proxies solicited by the Board of Directors that are properly executed and received at or prior to the Annual Meeting, and that are not revoked, will be voted at the Annual Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes in accordance with each Board’s recommendations. The Companies know of no other matters to be presented at the Annual Meeting. However, if other proposals are properly presented at the Annual Meeting, the votes entitled to be cast by the persons named as proxies on the enclosed proxy card will cast such votes in their sole discretion.

How to Vote

If your shares in either Company are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are a stockholder of record of either Company, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. For either Company, stockholders of record or their duly authorized proxies may vote during the virtual Annual Meeting. However, even if you plan to attend the virtual Annual Meeting, you should still return your proxy card, which will ensure your vote is cast should your plans change.

If your shares in the Company are held by a financial intermediary (such as a broker-dealer or a bank), you will receive information regarding how to instruct your broker or bank to cast your vote. If you wish to attend and vote at the Annual Meeting, you must first obtain a legal proxy from your financial intermediary reflecting the Company’s name, the number of shares you held as of the Record Date, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Annual Meeting.

If you are a stockholder of record of the Company (shares are held in your name as reflected in the Company’s records), you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. If you are a stockholder of record of the Company, and wish to attend and vote at the Annual Meeting, please send an email including your full name and address to AST at attendameeting@astfinancial.com with “KYN virtual meeting” in the subject line. AST will then email you the virtual meeting access information and instructions for voting during the Annual Meeting.

Maryland Control Share Acquisition Act

Each Company has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”) with respect to its common stock. The MCSAA seeks to limit the ability of an acquiring person to achieve a short-term gain at the expense of the Company’s ability to pursue its investment objective and policies and to seek long-term value for the rest of the Company’s stockholders. The MCSAA protects the interests of all stockholders of a Maryland corporation by providing that any holder of “control shares” acquired in a “control share acquisition” will not be entitled to vote its shares unless the other stockholders of the corporation reinstate those voting rights at a meeting of stockholders by a vote of two-thirds of the votes entitled to be cast on the matter, excluding the “acquiring person” (i.e., the holder or group of holders acting in concert that acquires, or proposes to acquire, “control shares” and any other holders of “interested shares” as defined in the MCSAA). Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. Common stockholders (together with any “associated persons,” as defined in the MCSAA) that own less than ten percent of the shares entitled to vote in the election of directors are not affected by the restrictions on voting rights under the MCSAA.

Expenses and Solicitation of Proxies

For each Company, the expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement, tabulation expenses and all other costs in connection with the solicitation of proxies will be borne by the Company. Each Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Company’s shares. In order to obtain the necessary quorum at the Annual Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by each Company’s representatives, Kayne Anderson, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained by either Company, the costs associated with all proxy solicitation are expected to be approximately $5,000 for each Company. The Company will not pay any of its representatives or Kayne Anderson any additional compensation for their efforts to supplement proxy solicitation.

Dissenters’ or Appraisal Rights

Stockholders of either Company do not have dissenters’ or appraisal rights.

Revoking a Proxy

At any time before it has been voted, you may revoke your proxy for either Company by: (1) sending a letter revoking your proxy to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002; (2) properly executing and sending a later-dated proxy to the Secretary of the Company at the same address; or (3) attending the virtual Annual Meeting, requesting return of any previously delivered proxy, and voting during the meeting.

Broker Non-Votes

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are generally matters that may substantially affect the rights or privileges of stockholders. The ratification of the selection of the independent registered public accounting firm is generally considered to be “routine,” and brokers generally have discretionary voting power with respect to such proposal.

Quorum and Adjournment

For each Company, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum for the purposes of the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting. For each Company, if a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.

INVESTMENT ADVISER

KA Fund Advisors, LLC is the investment adviser for each Company. Its principal office is located at 811 Main Street, 14th Floor, Houston, TX 77002.

ADMINISTRATOR

Ultimus Fund Solutions, LLC (the “Administrator”) provides certain administrative services for each Company, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, for each Company, a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. These brokers will deliver a single copy of the proxy statement and other proxy materials to multiple stockholders sharing an address unless the brokers have received contrary instructions from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of proxy materials and annual report, please notify your broker. Stockholders of each Company sharing an address who currently receive multiple copies of proxy materials and annual report of either Company at the same addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

The Amended and Restated Bylaws currently in effect for each Company provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, which nomination or proposal is not to be included in the Company’s proxy statement, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002, not later than 5:00 p.m. Central Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting.

Accordingly, a stockholder nomination or proposal for either Company intended to be considered at the 2022 Annual Meeting must be received by the Secretary of the Company on or after October 6, 2021 and prior to 5:00 p.m. Central Time on November 5, 2021. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the 2022 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, the Company must receive it not less than 120 calendar days before the anniversary of the date the proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received by the Company on or before November 1, 2021 in order to be included in the proxy statement and proxy card for the 2022 Annual Meeting. All nominations and proposals must be in writing. There are additional requirements regarding proposals of stockholders. A stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Company’s proxy materials.

By Order of the Board of Directors of KYN and KMF,

Jarvis V. Hollingsworth

Secretary

March 1, 2021

Common

486606106

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2021 ANNUAL MEETING OF STOCKHOLDERS — APRIL 8, 2021

The undersigned stockholder of Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”), a Maryland corporation, hereby appoints Terry A. Hart and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the virtual 2021 Annual Meeting of Stockholders of KYN (the “Annual Meeting”) to be held on April 8, 2021 at 10:00 a.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

Common

486606106

PROXY

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE

MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL

BE VOTED “FOR” EACH PROPOSAL.

1.	THE ELECTION OF ONE DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

NOMINEE	FOR	AGAINST	ABSTAIN

MICHAEL J. LEVITT	☐	☐	☐

2.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KYN’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2021.

☐ FOR	☐ AGAINST	☐ ABSTAIN

If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The combined proxy statement and KYN’s most recent Annual Report are available on the internet at www.kaynefunds.com/proxyinformation.

Preferred

4866066*2 (privately held)

4866067*1 (privately held)

4866068*0 (privately held)

4866062@4 (privately held)

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2021 ANNUAL MEETING OF STOCKHOLDERS — APRIL 8, 2021

The undersigned stockholder of Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”), a Maryland corporation, hereby appoints Terry A. Hart and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the virtual 2021 Annual Meeting of Stockholders of KYN (the “Annual Meeting”) to be held on April 8, 2021 at 10:00 a.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

Preferred

4866066*2 (privately held)

4866067*1 (privately held)

4866068*0 (privately held)

4866062@4 (privately held)

PROXY

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE

MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL

BE VOTED “FOR” EACH PROPOSAL.

1.	THE ELECTION OF TWO DIRECTORS EACH FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

NOMINEE	FOR	AGAINST	ABSTAIN

MICHAEL J. LEVITT	☐	☐	☐

WILLIAM H. SHEA, Jr.	☐	☐	☐

2.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KYN’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2021.

☐ FOR	☐ AGAINST	☐ ABSTAIN

If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The combined proxy statement and KYN’s most recent Annual Report are available on the internet at www.kaynefunds.com/proxyinformation.

Common

48661E108

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2021 ANNUAL MEETING OF STOCKHOLDERS — APRIL 8, 2021

The undersigned stockholder of Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”), a Maryland corporation, hereby appoints Terry A. Hart and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the virtual 2021 Annual Meeting of Stockholders of KMF (the “Annual Meeting”) to be held on April 8, 2021 at 10:00 a.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly)	Date

(continued from reverse side)

Common

48661E108

PROXY

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE

MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL

BE VOTED “FOR” EACH PROPOSAL.

1.	THE ELECTION OF ONE DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

NOMINEE	FOR	AGAINST	ABSTAIN

MICHAEL J. LEVITT	☐	☐	☐

2.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KMF’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2021.

☐ FOR	☐ AGAINST	☐ ABSTAIN

If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The combined proxy statement and KMF’s most recent Annual Report are available on the internet at www.kaynefunds.com/proxyinformation.

Preferred

48661E8*2 – (privately held)

48661E2#4 – (privately held)

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2021 ANNUAL MEETING OF STOCKHOLDERS — APRIL 8, 2021

The undersigned stockholder of Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”), a Maryland corporation, hereby appoints Terry A. Hart and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the virtual 2021 Annual Meeting of Stockholders of KMF (the “Annual Meeting”) to be held on April 8, 2021 at 10:00 a.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

Preferred

48661E8*2 – (privately held)

48661E2#4 – (privately held)

PROXY

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE

MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL

BE VOTED “FOR” EACH PROPOSAL.

1.	THE ELECTION OF TWO DIRECTORS EACH FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

NOMINEE	FOR	AGAINST	ABSTAIN

MICHAEL J. LEVITT	☐	☐	☐

WILLIAM H. SHEA, Jr.	☐	☐	☐

2.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KMF’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2021.

☐ FOR	☐ AGAINST	☐ ABSTAIN

If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The combined proxy statement and KMF’s most recent Annual Report are available on the internet at www.kaynefunds.com/proxyinformation.